UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2025

Hillman Solutions Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39609	85-2096734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1280 Kemper Meadow Drive
Cincinnati, Ohio 45240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (513) 851-4900
Former name or former address

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLMN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2021 Equity Incentive Plan Amendment

At the Annual Meeting of Stockholders of Hillman Solutions Corp. (the “Company”) held June 3, 2025 (the “Annual Meeting”), the stockholders of the Company approved an amendment (the “2021 Equity Incentive Plan Amendment”) to the 2021 Equity Incentive Plan. The 2021 Equity Incentive Plan Amendment adds 1,800,000 shares of common stock to the share pool previously available under the 2021 Equity Incentive Plan. Additional details of the 2021 Equity Incentive Plan Amendment are included in the Company’s definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 21, 2025.

A copy of the 2021 Equity Incentive Plan, as amended on June 3, 2025, is included as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2021 Equity Incentive Plan, as amended on June 3, 2025.

ESPP Amendment

At the Annual Meeting, the stockholders of the Company approved an amendment (the “ESPP Amendment”) to the 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP Amendment adds 1,000,000 shares of common stock to the share pool previously available under the ESPP. Additional details of the ESPP Amendment are included in the Company’s definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 21, 2025.

A copy of the ESPP, as amended on June 3, 2025, is included as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the ESPP, as amended on June 3, 2025.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 3, 2025 via live webcast. At the Annual Meeting, the Company’s stockholders considered and voted on the matters set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2025. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Proposal 1 - Elect three directors, each for a term that expires in 2026.

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jon Michael Adinolfi	169,621,695	1,229,017	13,948	8,587,993
Douglas J. Cahill	163,387,037	7,465,651	11,972	8,587,993
Diane C. Honda	169,206,399	1,642,104	16,157	8,587,993

Based on the voting results set forth above, Mr. Adinolfi, Mr. Cahill, and Ms. Honda were each duly elected as directors with terms expiring at the 2026 Annual Meeting of Stockholders.

Proposal 2 - Approve, by non-binding vote, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
167,697,660	3,145,466	21,534	8,587,993

Based on the voting results set forth above, the fiscal 2024 compensation of the Company’s named executive officers was approved on an advisory basis.

Proposal 3 - Approve an increase in the number of shares reserved under our 2021 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
161,117,312	9,739,432	7,916	8,587,993

Based on the voting results set forth above, the increase in the number of shares reserved under our 2021 Equity Incentive Plan was approved.

Proposal 4 - Approve an increase in the number of shares reserved under our Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
170,556,648	301,644	6,368	8,587,993

Based on the voting results set forth above, the increase in the number of shares reserved under our Employee Stock Purchase Plan was approved.

Proposal 5 - Ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
179,414,505	26,728	11,420	—

Based on the voting results set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2025 was duly ratified.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

10.1    Hillman Solutions Corp. 2021 Equity Incentive Plan, as amended on June 3, 2025.

10.2    Hillman Solutions Corp. 2021 Employee Stock Purchase Plan, as amended on June 3, 2025.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 3, 2025	Hillman Solutions Corp.

	By:	/s/ Robert O. Kraft
	Name:	Robert O. Kraft
	Title:	Chief Financial Officer